Income Taxes (Tables)	6 Months Ended
Jun. 30, 2024
Income Taxes
Schedule of components of income tax expense

	2024	2023
Loss before taxes	$(2,574,000)	$(1,241,838)
Expected United States income tax benefit at statutory rate of 21%	$540,540	$259,956
Expected income tax (expense) benefit at statutory rate of 66.07% and 8.8% at June 30, 2024 and 2023, respectively	1,700,668	97,282
Total income tax benefit	$2,241,208	$357,238